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                                                                    EXHIBIT 10.1

                            INDEMNIFICATION AGREEMENT

      This Indemnification Agreement (the "Agreement"), effective as of March 1, 2001, by and among Newmark Homes Corp. (as more fully defined hereafter, the "Company") and (the "Indemnitee"):

      WHEREAS, the Indemnitee has been asked to serve on the Board of Directors of the Company (the "Board"); and

      WHEREAS, it is reasonable, prudent and necessary for the Company contractually to obligate itself to indemnify persons serving as directors of the Company to the fullest extent permitted by applicable law so that they will serve or continue to serve as directors of the Company free from undue concern that they will not be so indemnified; and

      WHEREAS, the Indemnitee is willing to serve and continue to serve on the Board and on the Special Committee of the Company on the condition that he be so indemnified; and

      WHEREAS, to the extent permitted by law, this Agreement is a supplement to and in furtherance of the Certificate of Incorporation of the Company and provisions of the Bylaws or resolutions adopted pursuant thereto, and shall not be deemed a substitute therefor, nor to diminish or abrogate any rights of the Indemnitee thereunder;

      NOW, THEREFORE, in consideration of the premises and the covenants contained herein, the Company and the Indemnitee do hereby covenant and agree as follows:

      Section 1. Services by the Indemnitee. The Indemnitee agrees to continue to serve at the request of the Company as a director of the Company (including, without limitation, service on one or more committees of the Board). The Indemnitee may at any time and for any reason resign from any such position.

      Section 2. Indemnification - General. The Company shall indemnify and advance Expenses (as hereinafter defined) to the Indemnitee as provided in this Agreement and to the fullest extent permitted by applicable law in effect on the date hereof and to such greater extent as applicable law may thereafter from time to time permit. The rights of the Indemnitee provided under the preceding sentence shall include, but shall not be limited to, the rights set forth in the other sections of this Agreement.

      Section 3. Proceedings Other Than Proceeding by or in the Right of the Company. The Indemnitee shall be entitled to the right of indemnification provided in this Section 3 if, by reason of his Corporate Status (as hereinafter defined), he is, or is threatened to be made, a party to or participant in any threatened, pending or completed Proceeding (as hereinafter defined), other than a Proceeding by or in the right of the Company. Under this Section 3, the Company will indemnify the Indemnitee against Expenses, judgments, penalties, fines and amounts paid in settlement (as and to the extent permitted hereunder) actually and reasonably incurred by him or on his behalf in

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connection with such Proceeding or any claim, issue or matter therein, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal Proceeding, had no reasonable cause to believe this conduct was unlawful.

      Section 4. Proceedings by or in the Right of the Company. The Indemnitee shall be entitled to the rights of indemnification provided in this Section 4 if, by reason of his Corporate Status, he is, or is threatened to be made, party to or participant in any threatened, pending or completed Proceeding brought by or in the right of the Company to procure a judgment in its favor. Pursuant to this Section 4, the Indemnitee shall be indemnified against Expenses actually and reasonably incurred by him or on his behalf in connection with such Proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company. Notwithstanding the foregoing, no indemnification against such Expenses shall be made in respect of any claim, issue or matter in such Proceeding as to which the Indemnitee shall have been adjudged to be liable to the Company or if applicable law prohibits such indemnification; provided, however, that if applicable law so permits, indemnification against Expenses shall nevertheless be made by the Company in such event if and to the extent that the court in which such Proceeding shall have been brought or is pending, shall so determine.

      Section 5. Indemnification for Expenses of a Party Who is Wholly or Partly Successful.

            (a) To the extent that the Indemnitee is, by reason of his Corporate Status, a party to and is successful, on the merits, in any Proceeding, the Company will indemnify the Indemnitee against all Expenses actually and reasonably incurred by him or on his behalf in connection therewith. If the Indemnitee is not wholly successful in defense of any Proceeding but is successful on the merits, as to one or more but less than all claims, issues or matters in such Proceeding, the Company shall indemnify the Indemnitee against all Expenses actually and reasonably incurred by him or on his behalf in connection with each such successfully resolved claim, issue or matter. For purposes of this Section 5(a) and without limitation, the termination of any claim, issue or matter in such a Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter. The provisions of this Section 5(a) are subject to Section 5(b).

            (b) In no event shall the Indemnitee be entitled to indemnification under Section 5(a) with respect to a claim, issue or matter to the extent (i) applicable law prohibits such indemnification, or (ii) an admission is made by the Indemnitee in writing to the Company or in such Proceeding or a determination is made in such Proceeding that the standard of conduct required for Indemnification under this Agreement has not been met with respect to such claim, issue or matter.

      Section 6. Indemnification for Expenses as a Witness. Notwithstanding any provisions herein to the contrary, to the extent that the Indemnitee is, by reason of his Corporate Status, a witness in any Proceeding, he shall be indemnified against all Expenses actually and reasonably incurred by him or on his behalf in connection therewith.

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      Section 7.  Advancement of Expenses.

            (a) The Company shall advance all reasonable Expenses incurred by or on behalf of the Indemnitee in connection with any Proceeding within 10 days after the receipt by the Company of a statement or statements from the Indemnitee requesting such advance or advances from time to time, whether prior to or after the final disposition of such Proceeding; provided, however, that the person or persons or entity making the determination of the Indemnitee's entitlement to indemnification under Section 8 (the "Reviewing Party") of this Agreement has not determined that the Indemnitee would not be permitted to be indemnified under applicable law. Such statement or statements shall reasonably evidence the Expenses incurred by or on behalf of the Indemnitee and shall include or be preceded or accompanied by an undertaking by or on behalf of the Indemnitee to repay any Expenses advanced if it shall ultimately be determined that the Indemnitee is not entitled to be indemnified against such Expenses. The Company shall accept any such undertaking without reference to the financial ability of the Indemnitee to make repayment and without regard to the prospect of whether the Indemnitee may ultimately be found to be entitled to indemnification under the provisions of this Agreement.

            (b) The Company's obligation to advance Expenses pursuant to Section 7(a) shall be subject to the condition that, if, when and to the extent that the Reviewing Party determines that the Indemnitee would not be permitted to be so indemnified under applicable law, the Company shall be entitled to be reimbursed by the Indemnitee (who agrees to reimburse the Company) for all such amounts theretofore paid; provided, however, that if the Indemnitee has commenced or thereafter commences legal proceedings pursuant to Section 10 of this Agreement to secure a determination that Indemnitee should be indemnified under applicable law, any determination made by the Reviewing Party to the contrary shall not be binding and the Indemnitee shall not be required to reimburse the Company for any Expenses advanced until a final judicial determination is made with respect thereto. Any required reimbursement of Expenses by the Indemnitee shall be made by the Indemnitee to the Company within 10 days following the determination that the Indemnitee would not be entitled to indemnification.

      Section 8. Procedure for Determination of Entitlement to Indemnification.

            (a) To obtain indemnification under this Agreement, the Indemnitee shall submit to the Company a written request, including therein or therewith such documentation and information as is reasonably available to the Indemnitee and is reasonably necessary to determine whether and to what extent the Indemnitee is entitled to indemnification. The Secretary of the Company shall, promptly upon receipt of such a request for indemnification, advise the Board of Directors in writing that the Indemnitee has requested indemnification.

            (b) Upon written request by the Indemnitee for indemnification pursuant to the first sentence of Section 8(a) hereof, a determination, if required by applicable law, with respect to the Indemnitee's entitlement thereto shall be made in the specific case: (i) by the Board of Directors by a majority vote of a quorum consisting of Disinterested Directors (has hereinafter defined), or (ii) if a quorum of the Board of Directors consisting of Disinterested Directors is not obtainable or, even if obtainable, such quorum of Disinterested Directors so directs, by Independent Counsel (as

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hereinafter defined), as selected pursuant to Section 8(d), in a written opinion to the Board of Directors, a copy of which shall be delivered to the Indemnitee. Notwithstanding the foregoing, if the Indemnitee is named as a party to a Proceeding for which indemnification is sought solely because he or she is a member of the Special Committee and no members of the Board of Directors are named as parties to such Proceeding other than members of the Special Committee, then the Indemnitee's entitlement to indemnification pursuant to the first sentence of Section 8(a) shall be determined by Independent Counsel, as selected pursuant to Section 8(d), in a written opinion to the Board of Directors, a copy of which shall be delivered to the Indemnitee. If it is so determined that the Indemnitee is entitled to indemnification, payment to the Indemnitee shall be made within 10 days after such determination. The Indemnitee shall cooperate with the person, persons or entity making such determination with respect to the Indemnitee's entitlement to indemnification, including providing to such person, persons or entity upon reasonable advance request any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to the Indemnitee and reasonably necessary to such determination. Subject to the provisions of Section 10 hereof, any costs or expenses (including reasonable attorneys' fees and disbursements) incurred by the Indemnitee in so cooperating with the person, persons or entity making such determination shall be borne by the Company and the Company hereby indemnifies and agrees to hold the Indemnitee harmless therefrom.

            (c) Notwithstanding the foregoing, if a Change of Control has occurred, the Indemnitee may require a determination with respect to the Indemnitee's entitlement to indemnification to be made by Independent Counsel, as selected pursuant to Section 8(d), in a written opinion to the Board of Directors, a copy of which shall be delivered to the Indemnitee.

            (d) In the event the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 8 hereof, the Independent Counsel shall be selected as provided in this Section 8(d). If a Change of Control shall not have occurred, the Independent Counsel shall be selected by the Board of Directors (including a vote of a majority of the Disinterested Directors if obtainable) and the Company shall given written notice to the Indemnitee advising him of the identity of the Independent Counsel so selected. If such a Change of Control shall have occurred, the Independent Counsel shall be selected by the Indemnitee (unless the Indemnitee shall request that such selection be made by the Board of Directors, in which event the preceding sentence shall apply), and approved by the Company (which approval shall not be unreasonably withheld). If (i) an Independent Counsel is to make the determination of entitlement pursuant to Section 8, and (ii) within 20 days after submission by the Indemnitee of a written request for indemnification pursuant to Section 8(a) hereof, no Independent Counsel shall have been selected, either the Company or the Indemnitee may petition the appropriate court of the State (as hereafter defined) or other court of competent jurisdiction ("Court") for the appointment as Independent Counsel of a person selected by the Court or by such other person as the Court shall designate. The Company shall pay any and all reasonable fees and expenses of Independent Counsel incurred by such Independent Counsel in connection with acting pursuant to Section 8 hereof, and the Company shall pay any and all reasonable fees and expenses of Independent Counsel incurred by such Independent Counsel in connection with acting pursuant to Section 8 hereof, and the Company shall pay all reasonable fees and expenses incident to the procedures of this Section 8(d),

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regardless of the manner in which such Independent Counsel was selected or appointed. Upon the due commencement of any judicial proceeding or arbitration pursuant to Section 10(a)(iii) of this Agreement, Independent Counsel shall be discharged and relieved of any further responsibility in such capacity (subject to the applicable standards of professional conduct then prevailing).

      Section 9. Presumptions and Effect of Certain Proceedings.

            (a) In making a determination with respect to whether the Indemnitee is entitled to indemnification hereunder, the Reviewing Party making such determination shall presume that the Indemnitee is entitled to indemnification under this Agreement if the Indemnitee has submitted a request for indemnification in accordance with Section 8(a) of this Agreement, and anyone seeking to overcome this presumption shall have the burden of proof and the burden of persuasion, by clear and convincing evidence.

            (b) Subject to the terms of Section 15 below, the termination of any Proceeding or of any claim, issue or matter therein, by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not (except as otherwise expressly provided in this Agreement) of itself adversely affect the right of the Indemnitee to indemnification or create a presumption that the Indemnitee did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interest of the Company or, with respect to any criminal Proceeding, that the Indemnitee had reasonable cause to believe that his conduct was unlawful.

            (c) For purposes of any determination of good faith, the Indemnitee shall be deemed to have acted in good faith if the Indemnitee's action is based on the records or books of account of the Company, including financial statement, or on information supplied to the Indemnitee by the officers of the Company in the course of their duties, or on the advice of legal or financial counsel for the Company or the Board of Directors of the Company (or any committee thereof) or on information or records given or reports made by an independent certified public accountant or by an appraiser or other expert selected by the Company or the Board of Directors of the Company (or any committee thereof). The provisions of this Section 9(c) shall not be deemed to be exclusive or to limit in any way the other circumstances in which the Indemnitee may be deemed or found to have met the applicable standard of conduct set forth in this Agreement. In addition, the knowledge and/or actions, or failure to act, of any other director, trustee, partner, managing member, fiduciary, officer, agent or employee of the Company shall not be imputed to the Indemnitee for purposes of determining the right to indemnification under this Agreement. Whether or not the foregoing provisions of this Section 9(c) are satisfied, it shall in any event be presumed that the Indemnitee has acted in good faith and in a manner he reasonably believed to be in the best interests of the Company. Anyone seeking to overcome this presumption shall have the burden of proof and the burden of persuasion, by clear and convincing evidence.

      Section 10. Remedies of the Indemnitee.

            (a) In the event (i) a determination is made pursuant to Section 8 of this Agreement that the Indemnitee is not entitled to indemnification under this Agreement, (ii) advancement of Expenses is not timely made pursuant to
Section 7 of this Agreement, (iii) the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 8(b) or
Section 8(c) of this Agreement and

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such determination shall not have been made and delivered in a written opinion within forty-five (45) days after receipt by the Company of the request for indemnification, (iv) payment of indemnification is not made pursuant to Section 6 of this Agreement within 10 days after receipt by the Company of a written request therefor, or (v) payment of indemnification is not made within 10 days after a determination has been made that the Indemnitee is entitled to indemnification or such determination is deemed to have been made pursuant to
Section 8 or 9 of this Agreement, the Indemnitee shall be entitled to an adjudication in an appropriate court of the State of his entitlement to such indemnification or advancement of Expenses. Alternatively, the Indemnitee, at his option, may seek an award in arbitration to be conducted by a single arbitrator pursuant to the rules of the American Arbitration Association. The Indemnitee shall commence such proceeding seeking an adjudication or an award in arbitration within 180 days following the date on which the Indemnitee first has the right to commence such proceeding pursuant to this Section 10(a); provided, however, that the foregoing clause shall not apply in respect of a proceeding brought by the Indemnitee to enforce his rights under Section 5 of this Agreement.

            (b) In the event that a determination is made pursuant to Section 8 of this Agreement that the Indemnitee is not entitled to indemnification, any judicial proceeding or arbitration commenced pursuant to this Section 10 shall be conducted in all respects as a de novo trial, or arbitration, on the merits and the Indemnitee shall not be prejudiced by reason of that adverse determination. In any judicial proceeding or arbitration commenced pursuant to this Section 10, the Company shall have the burden of proving that the Indemnitee is not entitled to indemnification or advancement of Expenses, as the case may be, and the Company shall be precluded from referring to or offering into evidence a determination made pursuant to Section 8 of this Agreement that is adverse to the Indemnitee's right to indemnification or advancement of expenses, as the case may be. If the Indemnitee commences a judicial proceeding or arbitration pursuant to this Section 10, the Indemnitee shall not be required to reimburse the Company for any advances pursuant to Section 7 until a final determination is made with respect to the Indemnitee's entitlement to indemnification (as to which rights of appeal have been exhausted or lapsed).

            (c) If a determination is made or deemed to have been made pursuant to Section 8 or 9 of this Agreement that the Indemnitee is entitled to indemnification, the Company shall be bound by such determination in any judicial proceeding or arbitration commenced pursuant to this Section 10, absent
(i) a misstatement by the Indemnitee of a material fact, or an omission by the Indemnitee of a material fact necessary to make the Indemnitee's statement not materially misleading, in connection with the request for indemnification, or
(ii) a prohibition of such indemnification under applicable law.

            (d) The Company shall be precluded from asserting in any judicial proceeding or arbitration commenced pursuant to this Section 10 that the procedures and presumptions of this Agreement are not valid, binding and enforceable and shall stipulate in any such court or before any such arbitrator that the Company is bound by all the provisions of this Agreement.

            (e) In the event that the Indemnitee, pursuant to this Section 10, seeks a judicial adjudication of an award in arbitration to enforce his rights under, or to recover damages for breach of, this Agreement, the Indemnitee shall be entitled to

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recover from the Company, and shall be indemnified by the Company against, any and all Expenses (of the types described in the definition of Expenses in Section 18 of this Agreement) actually and reasonably incurred by him in such judicial adjudication or arbitration; provided, however, if the court or arbitrator confirms the decision that the Indemnitee is not entitled to recover from the Company, then the Expenses incurred by the Indemnitee in the judicial adjudication or arbitration shall be borne by the Indemnitee.

            (f) Any judicial adjudication or arbitration determined under this
Section 10 shall be find and binding on the parties.

      Section 11. Non-Exclusivity; Survival of Rights; Insurance; Subrogation.

            (a) The rights of indemnification and to receive advancement of Expenses as provided by this Agreement shall not be deemed exclusive of any other rights to which the Indemnitee may at any time be entitled under applicable law, the Certificate of Incorporation, the Bylaws, any agreement, a vote of stockholders or a resolutions of directors, or otherwise. No amendment, alteration or repeal of this Agreement or any provision hereof shall be effective as to the Indemnitee with respect to any action taken or omitted by the Indemnitee in his Corporate Status prior to such amendment, alteration or repeal.

            (b) To the extent that the Company maintains an insurance policy or policies providing liability insurance for directors or officers of the Company or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such person serves at the request of the Company, the Indemnitee shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage available for any such director or officer under such policy or policies.

            (c) In the event of any payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.

            (d) The Company shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder if and to the extent that the Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.

      Section 12. Duration of Agreement. This Agreement shall continue for so long as the Indemnitee may have any liability or potential liability by virtue of serving as a director of the Company, including, without limitation, the final termination of all pending Proceedings in respect of which the Indemnitee is granted rights of indemnification or advancement of Expenses hereunder and of any Proceeding commenced by the Indemnitee pursuant to Section 10 of this Agreement relating thereto. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors (including any director or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business or assets of the Company), assigns, spouses, heirs, executors and personal and legal representatives.

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      Section 13. Severability. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever:
(a) the validity, legality and enforceability of the remaining provisions of this Agreement (including, without limitation, each portion of any section of this Agreement containing any such provision held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; (b) such provision or provisions will be deemed reformed to the extent necessary to conform to applicable law and to give maximum effect to the intent of the parties hereto; and (c) to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or enforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

      Section 14. Exception to Right of Indemnification or Advancement of Expenses. Notwithstanding any other provision of this Agreement, the Indemnitee shall not be entitled to indemnification or advancement of Expenses under this Agreement with respect to any Proceeding, or any claim therein, brought or made by him against the Company except for any claim or Proceeding in respect of this Agreement and/or the Indemnitee's rights hereunder.

      Section 15. Settlement of Claims. The Company shall not be liable to indemnify the Indemnitee under this Agreement for any amounts paid in settlement of any Proceeding effected without the Company's written consent. The Company will not unreasonably withhold its consent to any proposed settlement. The Company shall furthermore not be liable to indemnify the Indemnitee under this Agreement with regard to any judicial award if the Company was not given a reasonable and timely opportunity, at its expense, to participate in the defense of such action.

      Section 16. Identical Counterparts. This Agreement may be executed in one or more counterparts (whether by original, photocopy or facsimile signature), each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement. Only one such counterpart executed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

      Section 17. Headings. The headings of the sections or paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute a part of this Agreement or to affect the construction thereof.

      Section 18. Definitions. For purposes of this Agreement:

            (a) "Affiliate" means, with respect to any person or entity, any person or entity directly or indirectly controlling, controlled by or under common control with such person or entity. For purposes hereof, "control" (including, with correlative meaning, the terms "controlling", "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of management and policies of such Person, by contract or otherwise.

            (b) a "Change of Control" shall mean the happening after the date of this Agreement of any of the following events:

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                  (i) the acquisition by any individual, entity or group (within the meaning of Section13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person"), other than Technical Olympic USA, Inc. or an Affiliate of Technical Olympic USA, Inc., of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (A) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Power"); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change in Control: (1) any acquisition by the Company or (2) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or

                  (ii) individuals who, as of the date of this Agreement, constitute the board of directors (the "Incumbent Board") cease for any reason not to constitute at least a majority of the board of directors; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the board of directors; and provided further, that any change in the composition of the board of directors instituted or approved by the holder, either directly or indirectly, of a majority of the Outstanding Company Voting Power on the date hereof shall not constitute a Change of Control; or

                  (iii) consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Power immediately prior to such Business Combination, or their respective Affiliates, beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries); or

                  (iv) approval by the shareholders of the Company of a liquidation or dissolution of the Company.

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            (c) "Corporate Status" describes the status of a person who is or was a director of the Company or a member of the Company's Special Committee on which such person is or was serving in such capacity at the request of the Company.

            (d) "Disinterested Director" means a director of the Company who is not and was not a party to, or otherwise involved in, the Proceeding for which indemnification is sought by the Indemnitee.

            (e) "Expenses" shall include all reasonable attorneys' fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs and printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, or being or preparing to be a witness in a Proceeding.

            (f) "Company" means Newmark Homes Corp., a Nevada corporation, and its successor by merger, Newmark Homes Corp., a Delaware corporation.

            (g) "Independent Counsel" means a law firm, or a member of a law firm, that is experienced in matters of corporation law and neither presently is, nor in the past five (5) years has been, retained to represent: (i) the Company or the Indemnitee in any matter material to either such party, or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or the Indemnitee in an action to determine the Indemnitee's rights under this Agreement.

            (h) "Proceeding" includes any action, suit, arbitration, alternate dispute resolution mechanism, investigation, administrative hearing or any other proceeding whether civil, criminal, administrative or investigative.

            (i) "State" means the State of Texas.

      Section 19. Maintenance of Insurance. The Company shall use commercially reasonable efforts to obtain and maintain in effect during the entire period for which the Company is obligated to indemnify the Indemnitee under this Agreement, one or more policies of insurance with reputable insurance companies to provide the directors of the Company with coverage for losses from wrongful acts and omissions and to ensure the Company's performance of its indemnification obligations under this Agreement. In all such insurance policies, the Indemnitee shall be named as an insured in such a manner as to provide the Indemnitee with the same rights and benefits as are accorded to the most favorably insured of the Company's directors and officers. Notwithstanding the foregoing, the Company shall have no obligation to obtain or maintain such insurance if the Company determines in good faith that if the Indemnitee is covered by similar insurance maintained by a subsidiary or parent of the Company.

      Section 20. Modification and Waiver. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or

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
shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

      Section 21. Notice by Indemnitee. The Indemnitee agrees promptly to notify the Company in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any Proceeding or matter which may be subject to indemnification or advancement of Expenses covered hereunder.

      Section 22. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if (i) delivered by hand and received for by the party to whom said notice or other communication shall have been directed, or (ii) mailed by U.S. certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed: (a) if to the Company: Newmark Homes Corp., 1200 Soldiers Field Drive, Sugar Land, Texas, 77479, Attention:
President; and (b) if to any other party hereto, including the Indemnitee, to the address of such party set forth on the signature page hereof; or to such other address as may have been furnished by any party to the other(s), in accordance with this Section.

      Section 23. Governing Law; Venue, Etc.

            (a) THE PARTIES AGREE THAT THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE.

            (b) ANY "ACTION OR PROCEEDING" (AS SUCH TERM IS DEFINED BELOW) ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE FILED IN AND LITIGATED SOLELY BEFORE THE COURTS LOCATED IN HARRIS COUNTY IN THE STATE OF TEXAS AND EACH PARTY TO THIS AGREEMENT: (1) GENERALLY AND UNCONDITIONALLY ACCEPTS THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND VENUE THEREIN, AND WAIVES TO THE FULLEST EXTENT PROVIDED BY LAW ANY DEFENSE OR OBJECTION TO SUCH JURISDICTION AND VENUE BASED UPON THE DOCTRINE OF "FORUM NON CONVENIENS"; AND (2) GENERALLY AND UNCONDITIONALLY CONSENTS TO SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING BY DELIVERY OF CERTIFIED OR REGISTERED MAILING OF THE SUMMONS AND COMPLAINT IN ACCORDANCE WITH THE NOTICE PROVISIONS OF THIS AGREEMENT. FOR PURPOSES OF THIS SECTION, THE TERM "ACTION OR PROCEEDING" IS DEFINED AS ANY AND ALL CLAIMS, SUITS, ACTIONS, HEARINGS, ARBITRATIONS OR OTHER SIMILAR PROCEEDINGS, INCLUDING APPEALS AND PETITIONS THEREFROM, WHETHER FORMAL OR INFORMAL, GOVERNMENTAL OR NON-GOVERNMENTAL, OR CIVIL OR CRIMINAL. THE FOREGOING CONSENT TO JURISDICTION SHALL NOT CONSTITUTE GENERAL CONSENT TO SERVICE OF PROCESS IN THE STATE FOR ANY PURPOSE EXCEPT AS PROVIDED ABOVE, AND SHALL NOT BE DEEMED TO CONFER RIGHTS ON ANY PERSON OTHER THAN THE PARTIES TO THIS AGREEMENT.

            (c) The Company acknowledges that the Indemnitee may, as a result of the Company's breach of its covenants and obligations under this Agreement, sustain immediate and long-term substantial and irreparable injury and damage which cannot be reasonably or adequately compensated by damages at law. Consequently, the

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
Company agrees that the Indemnitee shall be entitled, in the event of the Company's breach or threatened breach of its covenants and obligations hereunder, to obtain equitable relief from a court of competent jurisdiction, including enforcement of each provision of this Agreement by specific performance and/or temporary, preliminary and/or permanent injunctions enforcing any of the Indemnitee's rights, requiring performance by the Company, or enjoining any breach by the Company, all without proof of any actual damages that have been or may be caused by the Indemnitee by such breach or threatened breach and without the posting of bond or other security in connection therewith. The Company waives the claim or defense therein that the Indemnitee has an adequate remedy at law, and the Company shall not allege or otherwise asset the legal position that any such remedy at law exists. The Company agrees and acknowledges that: (i) the terms of this Section 23(c) are fair, reasonable and necessary to protect the legitimate interests of the Indemnitee; (ii) this waiver is a material inducement to the Indemnitee to enter into the transactions contemplated hereby; (iii) the Indemnitee relied upon this waiver in entering into this Agreement; and will continue to rely on this waiver in its future dealings with the Company. The Company warrants and represents that it has reviewed this provision with its legal counsel, and that it has knowingly and voluntarily waived its rights referenced in this Section 23 following consultation with such legal counsel.

      Section 24. Miscellaneous. Use of the masculine pronoun shall be deemed to include usage of the feminine pronoun where appropriate.

                         [SIGNATURES ON FOLLOWING PAGE]

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
      IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the day and year first above written.

ATTEST:                             NEWMARK HOMES CORP.



By:                                 By:
      ------------------------            ------------------------------
Name:                               Name:
      ------------------------            ------------------------------
Title:                              Title:
       -----------------------             -----------------------------

                                    INDEMNITEE:



                                    ------------------------------------
                                    Name:
                                          ------------------------------

                                    Address:
                                                ------------------------

                                                ------------------------

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

                                   SCHEDULE TO
                        FORM OF INDEMNIFICATION AGREEMENT

The Form of Indemnification Agreement effective March 1, 2001 was entered into by the Company and the following directors:

Constantine Stengos
Andreas Stengos
Yannis Delikanakis
James Carr
Lonnie Fedrick
Michael Stevens
Michael Poulos
Larry Horner
William Hasler






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